EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Information Systems Associates, Inc.. (the "Company") on Form 10-K for the fiscal year ended December 31, 2008 (the “Report”), I, Joseph P. Coschera, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.

February 26, 2009

/s/ Joseph P. Coschera
Joseph P. Coschera

Chief Executive Officer and Chief Financial Officer